Accrued Liabilities and Other Payables (Details) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY	Dec. 31, 2013 Restricted Stock Units (RSU) CNY	Dec. 31, 2012 Restricted Stock Units (RSU) CNY
Accrued liabilities
RSU payables				119,851	75,639
Customer deposits on Wangyibao accounts		464,061	382,029
Accrued fixed assets related payables		9,449	5,410
Marketing expenses		158,298	94,609
Royalty and consulting fee payments due to Blizzard		53,867	84,982
Server custody fees and telecommunication charges		38,850	31,694
Professional fees		10,517	8,109
Accrued revenue sharing		11,448	11,463
Content cost		23,827	22,342
Others		67,131	48,196
Total accrued liabilities and other payables	$ 158,135	957,299	764,473